1Q22 EARNINGS REPORT PennyMac Mortgage Investment Trust May 2022

FORWARD LOOKING STATEMENTS 2 This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding future changes in interest rates; future impact of the COVID-19 pandemic on our business; future loan originations, servicing and production; future loan delinquencies, forbearances and servicing advances; future investment strategies, including the resumption of lender-risk share transactions; and other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in interest rates; our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics such as COVID-19; the impact to our CRT agreements of increased borrower requests for forbearance under the CARES Act; the degree and nature of the Company’s competition; changes in the Company’s investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject it to additional risks; volatility in the Company’s industry, the debt or equity markets, the general economy or the real estate finance and real estate markets; events or circumstances which undermine confidence in the financial and housing markets or otherwise have a broad impact on financial and housing markets, such as the sudden instability or collapse of large depository institutions or other significant corporations, terrorist attacks, natural or manmade disasters, or threatened or actual armed conflicts; changes in general business, economic, market, employment and domestic and international political conditions, or in consumer confidence and spending habits from those expected; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in mortgage loans and mortgage-related assets that satisfy the Company’s investment objectives; the inherent difficulty in winning bids to acquire mortgage loans, and the Company’s success in doing so; the concentration of credit risks to which the Company is exposed; the Company’s dependence on its manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at its manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of the Company’s cash reserves and working capital; the Company’s ability to maintain the desired relationship between its financing and the interest rates and maturities of its assets; the timing and amount of cash flows, if any, from the Company’s investments; our substantial amount of indebtedness; the performance, financial condition and liquidity of borrowers; the ability of the Company’s servicer, which also provides the Company with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of the Company’s customers and counterparties; the Company’s indemnification and repurchase obligations in connection with mortgage loans it purchases and later sells or securitizes; the quality and enforceability of the collateral documentation evidencing the Company’s ownership and rights in the assets in which it invests; increased rates of delinquency, default and/or decreased recovery rates on the Company’s investments; the performance of mortgage loans underlying mortgage-backed securities in which the Company retains credit risk; the Company’s ability to foreclose on its investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying the Company’s mortgage-backed securities or relating to the Company’s mortgage servicing rights and other investments; the degree to which the Company’s hedging strategies may or may not protect it from interest rate volatility; the effect of the accuracy of or changes in the estimates the Company makes about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon the Company’s financial condition and results of operations; the Company’s ability to maintain appropriate internal control over financial reporting; technologies for loans and the Company’s ability to mitigate security risks and cyber intrusions; the Company’s ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct its business; the Company’s ability to detect misconduct and fraud; the Company’s ability to comply with various federal, state and local laws and regulations that govern its business; developments in the secondary markets for the Company’s mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies such as the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration, the U.S. Department of Agriculture, or government-sponsored entities such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, or such changes that increase the cost of doing business with such entities; legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government-sponsored home affordability programs; limitations imposed on the Company’s business and its ability to satisfy complex rules for it to qualify as a REIT for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of the Company’s subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes, as applicable, and the Company’s ability and the ability of its subsidiaries to operate effectively within the limitations imposed by these rules; changes in governmental regulations, accounting treatment, tax rates and similar matters; the Company’s ability to make distributions to its shareholders in the future; the Company’s failure to deal appropriately with issues that may give rise to reputational risk; and the Company’s organizational structure and certain requirements in its charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only. This presentation contains financial information calculated other than in accordance with U.S. generally accepted accounting principles (“GAAP”), such as pretax income market-driven value changes that provide a meaningful perspective on the Company’s business results since the Company utilizes this information to evaluate and manage the business. Non-GAAP disclosure has limitations as an analytical tool and should not be viewed as a substitute for financial information determined in accordance with GAAP.

PENNYMAC
MORTGAGE INVESTMENT TRUST

FIRST QUARTER HIGHLIGHTS

Net loss driven primarily by fair value declines in PMT's Credit Sensitive Strategies due to credit spread widening and tax provisions in its taxable REIT subsidiary, partially offset by strong results in its Interest Rate Sensitive Strategies

1Q22 Results

Net loss attributable to common shareholders[1]	Diluted EPS[2]
$(30)mm	$(0.32)

Return on common equity	Book value per share[1]
(7)%	$17.87

Dividend and Other

Shares repurchased	Dividend per common share
2.0mm	$0.47

CREDIT SENSITIVE STRATEGIES

Pretax income	Income excluding market-driven value changes[3]	New investments in investor loan securitizations	Fair value of organically-created GSE CRT[2] investments
$(56)mm	$29mm	$23mm	$1.4bn

INTEREST RATE SENSITIVE STRATEGIES

Pretax income	Income excluding market-driven value changes[3]	New MSR[2] investments	Fair value of MSR investments
$84mm	$41mm	$195mm	$3.4bn

CORRESPONDENT PRODUCTION

Pretax income	Conventional correspondent production volume	Correspondent seller relationships
$5mm	$9.8bn	765

Note: All figures are for 1Q22 or as of 3/31/22

[1] Net loss attributable to common shareholders includes a provision for tax expense of $37 million. As described in Note 3 of PMT's Annual Report on form 10-K for the year ended Dec. 31, 2021, a recent accounting change requires that beginning in 2022, the portion of PMT's senior notes that are exchangeable for PMT common shares of beneficial interest originally allocated to additional paid-in capital was reclassified to the carrying value of the exchangeable senior notes. Giving effect to this change on a pro forma basis, PMT's book value as of Dec. 31, 2021 would have been $18.60. [2] EPS = earnings per share. GSE = Government-sponsored enterprises. CRT = credit risk transfer. MSR = mortgage servicing rights. [3] Excludes $84 million of market-driven value losses in the credit sensitive strategies and market-driven value gains of $43 million in the interest rate sensitive strategies – see slide 11 for additional details

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4 ORIGINATION MARKET HAS DECLINED MEANINGFULLY U.S. Mortgage Origination Market(1) ($ in trillions) Mortgage Rates Have Rapidly Increased Economic forecasts for 2022 total originations range from $2.6 trillion to $3.1 trillion, reflecting a substantial decline from 2021’s all-time record Excess industry capacity established in recent years is starting to be right-sized Purchase origination market expected to comprise the majority of volume for the next few years Pennymac has historically over-indexed the purchase money market and was the largest producer of purchase-money loans in the U.S. in 2021(4) (1) Actual originations: Inside Mortgage Finance. Forecast originations: Average of Mortgage Bankers Association (4/13/22), Fannie Mae (4/11/22), and Freddie Mac (4/18/22) forecasts. (2) Freddie Mac Primary Mortgage Market Survey. 5.10% as of 4/28/22. (3) Bloomberg: Difference between Freddie Mac Primary Mortgage Market Survey and the 30-Year Fannie Mae or Freddie Mac Par Coupon (MTGEFNCL) Index. (4) Inside Mortgage Finance. Pennymac collectively refers to PFSI and PMT, a mortgage real estate investment trust listed on the New York Stock Exchange. (2) (3)

5 PENNYMAC’S ROBUST RISK MANAGEMENT DISCIPLINES ARE ALIGNED WITH RECENT FHFA PROPOSALS The FHFA re-proposed eligibility standards for non-bank, Agency seller/servicers Tightened liquidity, net worth and leverage requirements for originators and servicers Additional requirements for large non-banks Liquidity buffer Capital and liquidity plans Third-party ratings PMT is well-positioned to meet these requirements given its long-standing commitment to enterprise risk management Historically operated with low leverage Strong liquidity and capital planning disciplines Includes successful hedging of interest rate risk; mitigates liquidity and capital volatility Robust reserves maintained for stress environments $1.0 billion(1) in available liquidity at March 31, 2022 Risk management disciplines fully integrated throughout the organization If adopted as proposed, PMT would be able to meet these requirements without raising additional capital (1) Available liquidity is unrestricted cash on hand and amounts that can be immediately borrowed on facilities with pledged collateral

RECENT OPPORTUNISTIC INVESTMENTS GIVEN HIGHER EXPECTED MARKET RETURNS 6 Rising interest rates and wider credit spreads have driven opportunities for PMT to deploy capital at attractive, long-term risk-adjusted returns PMT is targeting expected returns in the low-to-mid teens for these investment strategies Capital Deployed in 1Q22 Invested $86 million in floating-rate CRT bonds recently issued by Freddie Mac and Fannie Mae Invested $27 million in fixed-rate bonds from a senior tranche of a recently completed jumbo securitization Capital Deployed after quarter-end Invested $31 million in floating-rate CRT bonds recently issued by Freddie Mac and Fannie Mae PMT’s Equity Allocation 100% = $2.2 billion Credit Sensitive Strategies Interest Rate Sensitive Strategies Correspondent production Corporate (1) (1) Opportunistic investments in GSE CRT and other legacy investments

7 RUN-RATE RETURN POTENTIAL FROM PMT’S INVESTMENT STRATEGIES Note: This slide presents estimates for illustrative purposes only, using PMT’s base case assumptions (e.g., for credit performance, prepayment speeds, financing economics, and loss treatment for CRT transactions as described on slide 26), and does not contemplate fair value changes other than realization of cash flows and hedge costs, or significant changes or shocks to current market conditions. Actual results may differ materially.  (1) Equity allocated represents management’s internal allocation. Certain financing balances and associated interest expenses are allocated between investments based on management’s assessment of target leverage ratios and required capital or liquidity to support the investment. (2) Includes legacy distressed loan portfolio and opportunistic investments in GSE CRT (3) ROE calculated as a percentage of segment equity (4) ROE calculated as a percentage of total equity Represents the average annualized return and quarterly earnings potential PMT expects from its strategies over the next four quarters Reflects performance expectations in the highly-competitive, transitioning mortgage market Return potential of PMT’s organically-created investments in GSE CRT increased slightly from the prior quarter as credit spreads widened Continued periodic investments in investor loan securitizations More consistent returns for the interest rate sensitive strategies given slower prepayment speeds Higher interest rates have driven a smaller origination market resulting in lower volumes and significant competition in correspondent production for conventional loans has resulted in tight margins Excludes potential contributions from additional opportunistic investments or those under exploration, such as new investments in PMT’s organically-created GSE CRT or the introduction of new products other than investor loans PMT’s forecast for taxable income and liquidity continues to support the common dividend at its current level of $0.47 per share through 2022

8 CORRESPONDENT PRODUCTION HIGHLIGHTS Note: May not sum due to rounding (1) For government loans, PMT earns a sourcing fee and interest income for its holding period and does not pay a fulfillment fee to PFSI (2) Conventional conforming interest rate lock commitments (3) Based on funded loans subject to fulfillment fees (1) Correspondent acquisitions in 1Q22 totaled $22.5 billion in UPB, down 31% Q/Q and 56% Y/Y 43% conventional loans; 57% government loans Conventional conforming acquisitions of $9.8 billion in UPB, down 43% Q/Q and 71% Y/Y Government acquisitions of $12.7 billion in UPB, down 19% Q/Q and 27% Y/Y(1) Conventional lock volume was $10.2 billion in UPB, down 31% Q/Q and 70% Y/Y(2) Maintained pricing discipline despite significant competition for conventional loans in a contracting origination market, including from the GSEs Pennymac remains the largest correspondent aggregator in the U.S. April correspondent acquisitions totaled $6.5 billion in UPB; locks were $7.5 billion in UPB Correspondent Production Volume and Mix (UPB in billions)

9 TRENDS IN MSR INVESTMENTS MSR assets were $3.4 billion as of March 31st, up from $2.9 billion at December 31st, 2021 Driven by fair value increases and newly originated MSR investments of $195 million resulting from PMT’s conventional production volumes UPB associated with MSR investments increased to $219.0 billion from $216.1 billion at December 31st, 2021 MSR Investments ($ in millions)

10 TRENDS IN PMT’S UNIQUE INVESTMENTS IN GSE CREDIT RISK TRANSFER UPB and fair value of PMT’s organically-created CRT investments declined from December 31st, 2021 due to fair value decreases and prepayments 60+ day delinquency rate declined from December 31st, 2021 as the overall number of delinquent loans decreased faster than the decline in UPB Cumulative lifetime losses decreased due to recoveries of previously-recognized losses related to L Street Securities 2017-PM1 – see slide 23 Actively engaged in discussions with Fannie Mae and Freddie Mac regarding resumption of lender-risk share transactions(2) (1) The fair value of PMT’s organically created GSE CRT investments is reflected on PMT’s balance sheet as deposits securing CRT arrangements, and derivative and credit risk transfer strip assets or liabilities, net of the interest-only security payable. (2) Since the end of 2020, we have not created any new front-end lender risk share transactions and any future lender risk share transactions with Fannie Mae or Freddie Mac are subject to approval by the FHFA. (3) WA FICO and LTV metrics at origination for the population of loans remaining as of the date presented. Delinquent loans includes delinquent loans on forbearance plans. ($ in millions) Organically-Created GSE CRT Investments(1)

11 FIRST QUARTER RESULTS AND RETURN CONTRIBUTIONS BY STRATEGY Note: Amounts may not sum exactly due to rounding (1) Income contribution and the annualized return on equity calculated net of any direct expenses associated with investments (e.g., loan fulfillment fees and loan servicing fees), but before tax expenses. Some of the income associated with the investment strategies may be subject to taxation. (2) Categorization of income as market-driven value changes based on management assessment. Income excluding market-driven value changes does not represent REIT taxable income. (3) Equity allocated represents management’s internal allocation. Certain financing balances and associated interest expenses are allocated between investments based on management’s assessment of target leverage ratios and required capital or liquidity to support the investment. (4) Includes legacy distressed loan portfolio and opportunistic investments in GSE CRT. (5) ROE calculated as a percentage of total equity.

12 HEDGING APPROACH CENTRAL TO PMT’S INTEREST RATE SENSITIVE INVESTMENTS PMT seeks to manage interest rate risk exposure on a “global” basis, recognizing interest rate sensitivities across its investment strategies In 1Q22, MSR fair value increased significantly(1) Driven by higher mortgage rates, resulting in expectations for lower prepayment activity in the future Resulted in a provision for tax expense Partially offset by hedging and other declines Primarily driven by higher interest rates Over time, our results have demonstrated successful hedging of mortgage servicing rights in volatile markets MSR and ESS Valuation Changes and Offsets ($ in millions) (1) Before recognition of realization of cash flows

APPENDIX

14 PMT IS FOCUSED ON UNIQUE INVESTMENT STRATEGIES IN THREE SEGMENTS Leading producer of conventional conforming mortgage loans Significant growth in market share over PMT’s 12-year history driven by operational excellence and high service levels Provides unique ability to produce investment assets organically Investments in credit risk on PMT’s high-quality loan production with ability to influence performance through active servicing supplemented by opportunistic investments in CRT bonds issued by the GSEs Approximately $28.2 billion in UPB of loans underlying PMT’s front-end GSE CRT investments at March 31, 2022 Actively growing investments in private label securitizations Pursuing potential opportunities for new lender risk share agreements with the GSEs MSR investments created through the securitization of conventional correspondent loan production Hedged with Agency MBS and interest rate derivatives Strong track record and discipline in hedging interest rate risk Correspondent Production Interest Rate Sensitive Strategies Credit Sensitive Strategies

Average: $19.99(2) 15 PMT HAS DELIVERED ATTRACTIVE RETURNS OVER DIFFERENT MORTGAGE CYCLES IN ITS MORE THAN 12 YEAR HISTORY Long track record of attractive shareholder returns(1)… …across different origination and rate environments. …and stability in book value per share… (1) Total annualized return to shareholders through 3/31/22. Source: Bloomberg (2) Quarterly average from 12/31/09 – 3/31/22. As described in Note 3 of PMT’s Annual Report on form 10-K for the year ended Dec. 31, 2021, a recent accounting change requires that beginning in 2022, the portion of PMT’s senior notes that are exchangeable for PMT common shares of beneficial interest originally allocated to additional paid-in capital was reclassified to the carrying value of the exchangeable senior notes. Giving effect to this change on a pro forma basis, PMT’s book value as of Dec. 31, 2021 would have been $18.60. (3) Inside Mortgage Finance for historical data. Estimate for 2022 originations is average of Fannie Mae (4/11/22), Freddie Mac (4/18/22) and MBA (4/13/22) forecasts. (4) Source: Bloomberg USGG10YR (3) (4) 1Q22 (2)

16 HISTORICAL EARNINGS, DIVIDENDS AND BOOK VALUE PER SHARE Repurchased 22.6 million common shares from 3Q15 through 1Q22 Issued 39.2 million common shares through underwritten common equity offerings and our ATM program in 2019 and 2020 (1) (1) At period end. As described in Note 3 of PMT’s Annual Report on form 10-K for the year ended Dec. 31, 2021, a recent accounting change requires that beginning in 2022, the portion of PMT’s senior notes that are exchangeable for PMT common shares of beneficial interest originally allocated to additional paid-in capital was reclassified to the carrying value of the exchangeable senior notes. Giving effect to this change on a pro forma basis, PMT’s book value as of Dec. 31, 2021 would have been $18.60. (2) Return on average common equity is calculated based on annualized quarterly net income attributable to common shareholders as a percentage of monthly average common equity during the period. ROE(2): -119% 103% 19% 15% 13% 6% -9% -6% -7%

CURRENT MARKET ENVIRONMENT AND MACROECONOMIC TRENDS

Average 30-year fixed rate mortgage[1]



4.67%
3.11%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
3/31/17
6/30/17
9/30/17
12/31/17
3/31/18
6/30/18
9/30/18
12/31/18
3/31/19
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21
3/31/22

10-year Treasury Bond Yield[2]



4.0%
3.0%
2.0%
1.0%
0.0%
2.34%
1.51%
3/31/17
6/30/17
9/30/17
12/31/17
3/31/18
6/30/18
9/30/18
12/31/18
3/31/19
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21
3/31/22

Macroeconomic Metrics[3]

	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22
10-year Treasury bond yield	1.7%	1.5%	1.5%	1.5%	2.3%
2/10 year Treasury yield spread	1.6%	1.2%	1.2%	0.8%	0.0%
30-year fixed rate mortgage	3.2%	3.0%	3.0%	3.1%	4.7%
Secondary mortgage rate	2.0%	1.9%	2.0%	2.1%	3.5%
U.S. home price appreciation (Y/Y % change)	13.3%	18.7%	19.7%	18.8%	19.8%
Residential mortgage originations (in billions)	$1,230	$1,125	$1,090	$995	$725

Footnotes

(1) Freddie Mac Primary Mortgage Market Survey. 5.10% as of 4/28/22

(2) U.S. Department of the Treasury. 2.82% as of 4/28/22

(3) 10-year Treasury bond yield and 2/10 year Treasury yield spread: Bloomberg.
Average 30-year fixed rate mortgage: Freddie Mac Primary Mortgage Market Survey.
Average secondary mortgage rate: 30-Year FNCL Par Coupon Index (MTGEFNCL), Bloomberg.
U.S. home price appreciation: S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index (SPCSUSA). Data is as of 2/28/22.
Residential mortgage originations are for the quarterly period ended. Source: Inside Mortgage Finance.

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18 PMT’S INVESTMENT ACTIVITY BY STRATEGY DURING THE QUARTER Credit Sensitive Strategies Interest Rate Sensitive Strategies ($ in millions) (1) The fair value of PMT’s organically-created GSE CRT investments from is reflected on PMT’s balance sheet as deposits securing CRT arrangements, and derivative and credit risk transfer strip assets or liabilities, net of the interest-only security payable. (2) As discussed in Note 6 – Variable Interest Entities to our Annual Report on Form 10-K for the year ended December 31, 2021, we consolidate the assets and liabilities in the trust that issued the subordinate bonds. Accordingly, this investment is shown as Loans at fair value and Asset-backed financing of variable interest entities on our consolidated balance sheet. Net new investments includes the retention of subordinate bonds from a securitization of investor loans totaling $420 million. (3) Includes legacy distressed loan portfolio and opportunistic investments in GSE CRT. Net new investments also reflect sales in performing and non-performing loans as a part of PMT’s strategy to exit the investments. Includes $11.7 million in carrying value of real estate acquired in settlement of loans at 3/31/22. (4) MBS = Mortgage-backed securities. Net new investments in Agency MBS represents rebalancing of the MBS portfolio (considered along with to be announced (TBA) hedges in managing PMT’s interest rate risk) and runoff. (5) Net new investments represents new investments net of sales, liquidations, and runoff.

19 MSR ASSET VALUATION Mortgage Servicing Rights (1) Weighted average

20 INTEREST RATE SENSITIVE STRATEGIES DESIGNED TO MITIGATE INTEREST RATE VOLATILITY Estimated Sensitivity to Changes in Interest Rates at 3/31/22 % change in PMT’s shareholders’ equity PMT’s interest rate risk exposure is managed on a “global” basis Multiple mortgage-related investment strategies with complementary interest rate sensitivities Utilization of financial hedge instruments Contributes to stability of book value (1) Interest rate shocks to 10-year Treasury. Sensitivity based on shocks of first principal component of treasury yield curve. (2) Includes loans acquired for sale and IRLCs, net of associated hedges, Agency and Non-Agency MBS assets (3) Includes MSRs and hedges which includes or may include put and call options on MBS, Eurodollar futures, Treasury futures, and exchange-traded swaps (4) Net exposure represents the net position of the “Long” assets and the MSRs and hedges (2) (3) (4) Gain in value with increasing rates Gain in value with decreasing rates MSRs Agency MBS Interest Rate Hedges

21 SERVICING TRENDS – DELINQUENCIES AND ADVANCES FOR PMT’S MSR PORTFOLIO Overall mortgage delinquency rates have returned to pre-pandemic levels; however, delinquency rates of seriously delinquent loans (90+ days) remains elevated In PMT’s conventional MSR portfolio, approximately 61,000 borrowers have been enrolled in a forbearance plan related to COVID-19 Through March 31st, approximately 58,000 borrowers have exited or are in the process of exiting their forbearance plan including those borrowers that have paid-in-full Servicing advances were approximately $93 million at March 31, 2022, down from $135 million at December 31 No P&I advances are outstanding as prepayment activity remains sufficient to cover the GSEs’ remittance obligations 30+ Day Delinquency Rate and Forbearance Trend(1) Note: Figures may not sum due to rounding (1) Delinquency and forbearance data based on loan count (i.e. not UPB). As of 3/31/22, 30+ day delinquency units amounted to 9,299, forbearance units amounted to 2,750, total portfolio units were 816,820, and portfolio UPB was $219.0 billion. (2) Forbearance outcomes based on loan count as a percentage of beginning period loans in forbearance. Forbearance Outcomes(2) Ending period forbearance Beginning period forbearance

22 PERFORMANCE OF PMT’S ORGANICALLY-CREATED INVESTMENTS IN GSE CREDIT RISK TRANSFER INVESTMENTS IN 1Q22

23 PERFORMANCE UPDATE AND LOSS MITIGATION ACTIVITY RELATED TO PMT’S ORGANICALLY-CREATED CRT INVESTMENTS (1) As of March 31, 2022 PMTT1-3: If all presently delinquent loans proceeded unmitigated to 180 days or more delinquent, additional losses incurred would be approximately $9 million(1) L Street Securities 2017-PM1: $16 million in net losses reversed in 1Q22; $18 million of losses reversed more than offset $2 million in additional realized losses Losses have the potential to reverse if the payment status of the related loan is reported as current after the conclusion of a CARES Act forbearance We estimate that $23 million of the $32 million in losses-to-date at March 31st had no potential for reversal

24 BALANCE SHEET TREATMENT OF PMT’S ORGANICALLY-CREATED CREDIT RISK TRANSFER INVESTMENTS Current outstanding UPB of loans delivered to the CRT SPVs and sold to Fannie Mae or delivered subject to agreements to purchase REMIC CRT securities Current cash collateralizing guarantee included in “Deposits securing credit risk transfer arrangements” Represents the fair value of expected future cash inflows related to assumption of credit risk net of expected future losses Fair value of non-recourse liability issued by CRT trusts; represents value of interest-only payment after the maturity of PMT’s investments

25 FINANCING SUMMARY FOR PMT’S ORGANICALLY-CREATED CRT INVESTMENTS Term notes do not contain mark-to-market provisions Increased losses on CRT investments are not expected to accelerate amortization of the term notes All notes contain optional two-year extensions with coupon increase, except $264 million of 2-year term notes due December 2022

26 ASSESSMENT OF LOSS VARIES BY TRANSACTION FOR PMT’S ORGANICALLY-CREATED CRT INVESTMENTS (1) Fannie Mae has published clarification that the COVID-19 pandemic is a casualty event. Source: https://www.fanniemae.com/portal/funding-the-market/credit-risk/news/covid19-casualty-event-050120.html

27 PMT’S ORGANICALLY-CREATED INVESTMENTS IN CREDIT RISK TRANSFER (1) FICO and LTV metrics at origination (2) Losses due to liquidation of reference pool collateral. Losses in L Street Securities 2017-PM1 have potential for reversal – see slide 23 for additional details. (3) Interest reduction due to modification of reference pool collateral (4) Loans eligible for loss reversal are included as of 3/31/22 (5) Losses included for loans eligible for reversal as of 3/31/22 (UPB in billions)

28 CORRESPONDENT PRODUCTION ACQUISITIONS AND LOCKS BY PRODUCT Note: Figures may not sum due to rounding (1) PMT sells government-insured or guaranteed loans that it purchases from correspondent sellers to PennyMac Loan Services, LLC, and earns a sourcing fee and interest income for its holding period; PMT does not pay a fulfillment fee for government-insured or guaranteed loans.

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